CMA Treasury Fund


Semi-Annual Report




September 30, 2000

MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.







CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


Dear Shareholder:

For the six-month period ended September 30, 2000, CMA Treasury Fund paid shareholders a net annualized dividend of 5.37%.* As of September 30, 2000, the Fund's 7-day yield was 5.53%.

The average portfolio maturity for CMA Treasury Fund at September
30, 2000 was 52 days, compared to 36 days at March 31, 2000.

Economic Environment
By September 30, 2000, there was ample evidence to indicate the economy was finally beginning to moderate from the unsustainable growth rate of the previous three quarters. The increases in the Federal Funds rate so far this year have begun to have an effect. Since our last report to shareholders, the US equity market has also moderated, with major equity indexes experiencing volatility. Recently, weaker earnings reports by several technology leaders drove the technology-heavy NASDAQ significantly lower. The optimism that fueled unrealistic expectations in the equity market earlier this year is almost gone, as a weak euro slowed demand from overseas. Stock and bond markets are presently driven by expectations of a neutral monetary policy from the Federal Reserve Board, but concern remains in the equity market that the economy may have a harder landing than is currently anticipated. Although the labor market is still tight, with the unemployment rate hovering around 4%, continued productivity gains will most likely alleviate inflationary pressures from gains in wages and benefits. The extraordinary rise in oil and gasoline prices, while eating into corporate profits, also contributed to the drop in consumer confidence. Investors are hoping that the economy has a soft landing, with gross domestic product growth more in line with the Federal Reserve Board's target of about 3%, making further interest rate increases unnecessary.

Portfolio Matters
During the six-month period ended September 30, 2000, CMA Treasury Fund maintained an average life that ranged from a low of 41 days to a high of 63 days. Early in the period, our conservative investment strategy was the result of rising short-term interest rates as the Federal Reserve Board continued to tighten monetary policy. However, by mid-May we felt that the Federal Reserve Board would refrain from tightening again until the full effect of previous tightenings could be realized. At that time, we increased our average life to the 60-day area with an emphasis on three-month Treasury bills that offered the best available value. During the past three months, interest rates in general have declined, while increases in the size of Treasury bill auctions have caused interest rates on short-term Treasury bills to rise. Since we believe that the Federal Reserve Board may have reached the culmination of its tightening cycle, we view this as a buying opportunity for the Fund since three-month and six-month Treasury bills are presently at more attractive levels.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Jacqueline Rogers)
Jacqueline Rogers
Vice President and Portfolio Manager


November 1, 2000


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



CMA Treasury Fund
Schedule of Investments as of September 30, 2000    (in Thousands)

                 Face       Interest      Maturity
Issue           Amount       Rate           Date            Value

                  US Government Obligations*--99.5%

US Treasury    $ 15,958      5.835%      10/05/2000      $   15,943
Bills            28,347      5.915       10/12/2000          28,288
                    975      5.98        10/12/2000             973
                 20,260      5.985       10/12/2000          20,218
                 35,064      5.99        10/12/2000          34,991
                  3,464      5.74        10/26/2000           3,449
                 52,936      6.01        10/26/2000          52,707
                 20,000      6.015       10/26/2000          19,913
                 18,895      6.025       10/26/2000          18,813
                 25,000      5.83        11/02/2000          24,866
                 21,000      5.86        11/02/2000          20,887
                    988      5.95        11/02/2000             983
                    666      6.02        11/02/2000             662
                  4,825      6.05        11/02/2000           4,799
                 50,000      6.07        11/02/2000          49,731
                 50,000      6.08        11/02/2000          49,731
                 30,000      5.87        11/09/2000          29,806
                 50,000      6.055       11/09/2000          49,677
                 57,229      6.065       11/09/2000          56,859
                 50,000      6.07        11/09/2000          49,677
                 41,992      5.85        11/16/2000          41,675
                  1,208      5.87        11/16/2000           1,199
                 65,000      6.075       11/16/2000          64,509
                    853      6.08        11/16/2000             847
                 60,000      6.08        11/24/2000          59,470
                 80,000      6.095       11/24/2000          79,294

                 Face      Interest       Maturity
Issue           Amount       Rate           Date            Value

               US Government Obligations* (concluded)

US Treasury    $ 31,000      6.105%      11/24/2000      $   30,726
Bills            20,000      5.90        11/30/2000          19,804
(concluded)      80,000      5.92        11/30/2000          79,215
                 18,632      5.955       11/30/2000          18,449
                 15,000      6.08        11/30/2000          14,852
                 30,000      6.125       11/30/2000          29,705
                 26,387      6.13        11/30/2000          26,127
                 25,000      5.915       12/07/2000          24,724
                 50,000      5.92        12/07/2000          49,448
                  2,811      5.975       12/14/2000           2,777
                    171      6.03        12/28/2000             168
                 44,812      6.035       12/28/2000          44,129
                 25,000      6.055       1/11/2001           24,576
                 19,232      6.04        1/18/2001           18,883
                 30,000      6.105       2/22/2001           29,281
                 50,000      5.96        3/15/2001           48,627

US Treasury      83,000      4.50        9/30/2000           82,995
Notes           100,000      4.00        10/31/2000          99,771
                 50,000      5.75        10/31/2000          49,959
                  2,500      4.625       11/30/2000           2,492

Total US Government Obligations
(Cost--$1,476,271)                                        1,476,675

Total Investments
(Cost--$1,476,271)--99.5%                                 1,476,675

Other Assets Less Liabilities--0.5%                           7,340
                                                        -----------
Net Assets--100.0%                                      $ 1,484,015
                                                        ===========


*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates upon maturity.

See Notes to Financial Statements.



CMA Treasury Fund
Statement of Assets and Liabilities as of September 30, 2000
Assets:
Investments, at value (identified cost--$1,476,271,190++)                                                $ 1,476,675,420
Interest receivable                                                                                            4,735,195
Prepaid registration fees and other assets                                                                     3,946,237
                                                                                                         ---------------
Total assets                                                                                               1,485,356,852
                                                                                                         ---------------

Liabilities:
Payables:
 Investment adviser                                                                   $      531,890
 Distributor                                                                                 516,011           1,047,901
                                                                                     ---------------
Accrued expenses and other liabilities                                                                           294,161
                                                                                                         ---------------
Total liabilities                                                                                              1,342,062
                                                                                                         ---------------
Net Assets                                                                                               $ 1,484,014,790
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized                                                                                         $  148,361,056
Paid-in capital in excess of par                                                                           1,335,249,504
Unrealized appreciation on investments--net                                                                      404,230
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,483,610,560 shares of
beneficial interest outstanding                                                                          $ 1,484,014,790
                                                                                                         ===============

++Cost for Federal income tax purposes was $1,476,271,190. As of September 30, 2000, net unrealized appreciation for Federal income tax purposes amounted to $404,230, of which $476,696 related to appreciated securities and $72,466 related to depreciated securities.

See Notes to Financial Statements.


CMA Treasury Fund
Statement of Operations for the Six Months Ended September 30, 2000
Investment Income:
Interest and amortization of premium and discount earned                                                  $   62,700,442
Expenses:
Investment advisory fees                                                              $    4,423,103
Distribution fees                                                                          1,321,037
Accounting services                                                                          244,356
Transfer agent fees                                                                          173,300
Registration fees                                                                             62,242
Custodian fees                                                                                55,143
Professional fees                                                                             41,034
Trustees' fees and expenses                                                                   15,456
Printing and shareholder reports                                                              13,339
Pricing fees                                                                                   2,656
Other                                                                                         14,824
                                                                                     ---------------
Total expenses                                                                                                 6,366,490
                                                                                                         ---------------
Investment income--net                                                                                        56,333,952
Realized Gain on Investments--Net                                                                                382,539
Change in Unrealized Appreciation on Investments--Net                                                           (59,819)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    56,656,672
                                                                                                         ===============

See Notes to Financial Statements.


CMA Treasury Fund
Statements of Changes in Net Assets
                                                                                      For the Six            For the
                                                                                      Months Ended          Year Ended
Increase (Decrease) in Net Assets:                                                September 30, 2000      March 31, 2000
Operations:
Investment income--net                                                               $    56,333,952     $   112,859,787
Realized gain on investments--net                                                            382,539             259,753
Change in unrealized appreciation/depreciation on investments--net                          (59,819)             750,871
                                                                                     ---------------     ---------------
Net increase in net assets resulting from operations                                      56,656,672         113,870,411
                                                                                     ---------------     ---------------
Dividends and Distributions to Shareholders:
Investment income--net                                                                  (56,333,952)       (112,859,787)
Realized gain on investments--net                                                          (382,539)           (259,753)
                                                                                     ---------------     ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                         (56,716,491)       (113,119,540)
                                                                                     ---------------     ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                       2,541,235,386      13,899,477,151
Value of shares issued to shareholders in reinvestment of dividends                       56,662,787         113,024,246
                                                                                     ---------------     ---------------
                                                                                       2,597,898,173      14,012,501,397
Cost of shares redeemed                                                              (3,708,273,369)    (13,873,928,717)
                                                                                     ---------------     ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                         (1,110,375,196)         138,572,680
                                                                                     ---------------     ---------------
Net Assets:
Total increase (decrease) in net assets                                              (1,110,435,015)         139,323,551
Beginning of period                                                                    2,594,449,805       2,455,126,254
                                                                                     ---------------     ---------------
End of period                                                                        $ 1,484,014,790     $ 2,594,449,805
                                                                                     ===============     ===============

See Notes to Financial Statements.


CMA Treasury Fund
Financial Highlights
                                                        For the Six
                                                           Months
The following per share data and ratios have been derived  Ended
from information provided in the financial statements.    Sept. 30,           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                     2000        2000        1999           1998          1997
Per Share Operating Performance:
Net asset value, beginning of period                   $     1.00   $     1.00   $     1.00    $     1.00     $     1.00
                                                       ----------   ----------   ----------    ----------     ----------
Investment income--net                                      .0265        .0434        .0438         .0475          .0461
Realized and unrealized gain (loss) on
investments--net                                            .0002        .0004        .0001         .0008        (.0001)
                                                       ----------   ----------   ----------    ----------     ----------
Total from investment operations                            .0267        .0438        .0439         .0483          .0460
                                                       ----------   ----------   ----------    ----------     ----------
Less dividends and distributions:
   Investment income--net                                 (.0265)      (.0434)      (.0438)       (.0475)        (.0461)
   Realized gain on investments--net                      (.0002)      (.0001)      (.0002)       (.0005)        (.0001)
                                                       ----------   ----------   ----------    ----------     ----------
Total dividends and distributions                         (.0267)      (.0435)      (.0440)       (.0480)        (.0462)
                                                       ----------   ----------   ----------    ----------     ----------
Net asset value, end of period                         $     1.00   $     1.00   $     1.00    $     1.00     $     1.00
                                                       ==========   ==========   ==========    ==========     ==========
Total Investment Return                                    5.37%*        4.44%        4.50%         4.92%          4.74%
                                                       ==========   ==========   ==========    ==========     ==========
Ratios to Average Net Assets:
Expenses                                                    .60%*         .57%         .58%          .60%           .59%
                                                       ==========   ==========   ==========    ==========     ==========
Investment income and realized gain on
investments--net                                           5.32%*        4.38%        4.37%         4.82%          4.59%
                                                       ==========   ==========   ==========    ==========     ==========
Supplemental Data:
Net assets, end of period (in thousands)               $1,484,015   $2,594,450   $2,455,126    $2,279,822     $1,968,516
                                                       ==========   ==========   ==========    ==========     ==========

*Annualized.

See Notes to Financial Statements.



CMA Treasury Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million;
 .425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.


CMA Treasury Fund
Notes to Financial Statements (concluded)


The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


CMA Treasury Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Jacqueline Rogers--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip Gillespie--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].